UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2026

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0000056	LEDS	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Following the expiration of the engagement with YCM CPA INC. (“YCM”), the Company’s independent registered public accounting firm, on July 27, 2026, the audit committee of the board of directors of the Company (the “Audit Committee”) engaged DLEE Accountancy, Inc. (“DLEE”) as the Company’s new independent registered public accounting firm, as described below.

During our most recent fiscal year and through the date of expiration of engagement with YCM, (a) we had no disagreements with YCM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of YCM would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (b) there were no “reportable events” as defined in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided YCM a copy of the statements made in response to this Item 4.01 and has requested YCM to furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not YCM agrees with such statements.

Neither the Company, nor anyone on its behalf, has consulted with DLEE regarding (i) the type of final audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that DLEE concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from YCM CPA INC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2026

SemiLEDs Corporation

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Chief Financial Officer